SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 25, 2002


                         STANLEY FURNITURE COMPANY, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-14938                       54-1272589
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)


1641 Fairystone Park Highway, Stanleytown, Virginia                     24168
  (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (540) 627-2000



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              (Former name or former address, if changed since last
                                    report.)



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ITEM 5.  OTHER EVENTS

         On April 25, 2002, the Registrant issued a press release announcing a plan for early loan repayment by the Chief Executive Officer. The press release is attached hereto as Exhibit 99.1 and incorporated by reference. The agreement between the Company and the Chief Executive Officer is attached hereto as
Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         The following exhibits are filed as a part of this report.

99.1     Press release dated April 25, 2002.


99.2     Agreement between Stanley Furniture Company, Inc. and Albert L.
         Prillaman







                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STANLEY FURNITURE COMPANY, INC.

   April 25, 2002                   By: /s/Albert L. Prillaman
-------------------                     ----------------------
       Date                             Albert L. Prillaman
                                        Chairman and Chief Executive Officer